EXHIBIT 4 to
                                                              AMENDMENT NO. 1 to
                                                                    Schedule 13D

                           PROBUSINESS SERVICES, INC.

         AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         The undersigned, being parties to that certain Amended and Restated Registration Rights Agreement (the "Agreement") dated March 12, 1997, by and among ProBusiness, Inc., a California corporation (the "Company"), General Atlantic Partners 39, L.P. ("GAP L.P.") and GAP Coinvestment Partners, L.P. ("GAP Coinvestment") (collectively, the "Purchasers"), and the Holders (as defined in the Registration Rights Agreement, dated December 1, 1989, as amended, between the Company and the Original Holders) (the "Original Holders"), in consideration of valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree and consent to the following amendments to the Agreement:

         1. General Atlantic Partners 70, L.P., GAP Coinvestment Partners II, L.P., and GapStar, LLC, shall each have the rights and obligations of a "Purchaser," as defined in the Agreement.

         2. Section 1.2 "REGISTRABLE SECURITIES" shall be deleted and replaced with the following Section 1.2 "REGISTRABLE SECURITIES":

         "REGISTRABLE SECURITIES" means (i) shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Company's Preferred Stock,
(ii) any Common Stock of the Company issued or issuable in respect of the shares of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of the Company's Preferred Stock upon any stock split, stock dividend, reapitalization or similar event, (iii) shares of the Company's Common Stock issued or issuable pursuant to the conversion of the Company's 6.9% Senior Convertible Preferred Stock issued on August 1, 2000 (the "Senior Preferred Stock"), and (iv) any Common Stock of the Company issued or issuable in respect of the shares of the Company's Common Stock or other securities issued or issuable pursuant to the conversion of the Senior Preferred Stock upon any stock split, stock dividend, reapitalization or similar event; provided, however, Registrable Securities shall not include any such shares that were transferred by a Holder to a transferree that did not comply with Section 1.15 hereof or of the Original Agreement.

         3. The following provision shall be added to the Agreement below
Section 1.7.2 as Section 1.7.3:

                  1.7.3  SHELF REGISTRATION

                  (a) FILING AND EFFECTIVENESS OF SHELF REGISTRATION. As soon as practicable following the conversion of the Senior Preferred Stock into shares of Common Stock (the "CONVERSION SHARES") the Company shall file a shelf registration statement solely

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with respect to the Conversion Shares and pursuant to Rule 415 under the
Securities Act (the "SHELF REGISTRATION") on Form S-3 (or any successor form). The Company shall use its reasonably commercial best efforts to have the Shelf Registration declared effective as soon as practicable after such filing, and shall use its reasonably commercial best efforts to keep the Shelf Registration effective and updated, from the date such Shelf Registration is declared effective (the "EFFECTIVE DATE") until the second anniversary of the Effective Date (the "EFFECTIVE PERIOD"); PROVIDED, that if the Company declares a Blackout Period (as defined below) during the Effective Period, the Effective Period shall be extended by the number of days equal to the length of time that any Blackout Periods were in effect. Notwithstanding the foregoing, if the Board of Directors makes a good faith determination that a filing of the Shelf Registration or the sale of any Conversion Shares under an effective Shelf Registration would interfere with any material financing or material investment transaction, business combination or material acquisition then under consideration, involving the Company or any of its affiliates, and the Company provides written notice (the "SHELF NOTICE") to the holders containing a general statement of the reasons for such determination (which shall be kept confidential by such holders), the Company may postpone the filing of the Shelf Registration for the period indicated in the Shelf Notice (which shall be kept confidential by such holders), which period shall in no event exceed 90 days (a "BLACKOUT PERIOD").

                  (b) SUPPLEMENTS AND AMENDMENTS; EXPENSES. The Company shall supplement or amend, if necessary, the Shelf Registration, as required by the instructions applicable to such registration form or by the Securities Act or as reasonably required by the holders of (or any underwriter for) more than 50% of the Conversion Shares and the Company shall furnish to the holders of the Conversion Shares to which the Shelf Registration relates copies of any such supplement or amendment prior to its being used and/or filed with the Commission. The Company shall pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective, and whether all, none or some of the Conversion Shares are sold pursuant to the Shelf Registration.

                  (c) EFFECTIVE SHELF REGISTRATION STATEMENT. A Shelf Registration pursuant to this Section 1.7.3 shall not be deemed to have been effected (i) unless a Shelf Registration has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Conversion Shares and until such time as all of such Conversion Shares have been disposed of under the Shelf Registration or (ii) if after it has become effective, the Shelf Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court and has not thereafter become effective."

         4. Section 1.11.2 under the heading "LOCK-UP AGREEMENT" shall be deleted and replaced with the following Section 1.11.2:

         "In consideration for the Company agreeing to its obligations under this Section 1, each Purchaser and each transferee of such Purchaser pursuant to
Section 1.15 hereof agrees (but only if each officer, director, shareholder owning beneficially ten percent (10%) or more of the Company's equity securities, and each shareholder selling shares in such offering also agrees), in connection with the first registration (an "Initial Public Offering") of the Company's securities for its own account to be offered to the general public (other than a registration relating to a Rule 145 transaction or with respect to an employee benefit plan) and in connection with any subsequent registration of the Company's securities that occurs within the five-year period after the closing of an Initial Public Offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or other securities of the Company (other than those included in the registration) without the prior written consent of the underwriters, for one hundred eighty (180) days from the date of the final prospectus related to the offering. The Company may impose stop-transfer instructions with respect to such securities subject to the foregoing restriction until the end of said period."

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 1st of August, 2000.

PROBUSINESS SERVICES, INC. (successor to ProBusiness, Inc.)

By   /s/ Thomas H. Sinton
     --------------------------------
Thomas H. Sinton
President and Chief Executive Officer

GENERAL ATLANTIC PARTNERS, 39, L.P.
GAP COINVESTMENT PARTNERS, L.P.
General Atlantic Service Corporation
3 Pickwick Plaza
Greenwich, Connecticut 06830

--------------------------------
    (Printed Name of Purchaser)

--------------------------------
    (Signature)

--------------------------------
    (Title, if Applicable)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 1st of August, 2000.

                                   GENERAL ATLANTIC PARTNERS 39, L.P.

                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                        its General Partner

                                        By:  /s/ Steven A. Denning
                                             -----------------------------------
                                             Name:  Steven A. Denning
                                             Title: A Managing Member


                                   GAP COINVESTMENT PARTNERS, L.P.

                                   By:  /s/ Steven A. Denning
                                        ----------------------------------------
                                        Name:  Steven A. Denning
                                        Title: A General Partner

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 1st of August, 2000.

                                   GENERAL ATLANTIC PARTNERS 70, L.P.

                                   By:  GENERAL ATLANTIC PARTNERS, LLC,
                                        its General Partner

                                        By:  /s/ Steven A. Denning
                                             -----------------------------------
                                             Name:  Steven A. Denning
                                             Title: A Managing Member


                                   GAP COINVESTMENT PARTNERS II, L.P.

                                   By:  /s/ Steven A. Denning
                                        ----------------------------------------
                                        Name:  Steven A. Denning
                                        Title: A General Partner


                                   GAPSTAR, LLC

                                   By:  GENERAL ATLANTIC PARTNERS, LLC
                                        its Managing Member

                                        By:  /s/ Steven A. Denning
                                             -----------------------------------
                                             Name:  Steven A. Denning
                                             Title: A Managing Member


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